                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:


[ ]  Preliminary Proxy Statement
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
[ ]  Confidential, for the Use of the Commission Only (as permitted by Rule 14a-6(e)(2))


                   THE LOUISIANA LAND AND EXPLORATION COMPANY
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ]  No fee required.

[X]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        Capital stock, par value $0.15 per share (the "LL&E Stock")

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        35,950,233 shares of LL&E Stock

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          The per unit price of each share of LL&E Stock is $70.28 (the average of the high and low sale prices of the LL&E Stock as reported by the New York Stock Exchange, Inc. on July 29, 1997). The filing fee of $505,317 has been calculated in accordance with Rule 0-11 under the Exchange Act and is equal to 1/50 of 1% of the product of 35,950,233 (the number of shares of LL&E Stock outstanding on July 30, 1997 plus shares issuable upon the exercise of LL&E stock options outstanding as of such date) and $70.28.

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        $2,526,582,375

        ------------------------------------------------------------------------
     (5)  Total fee paid:

        $505,317

        ------------------------------------------------------------------------

[X]  Fee paid previously with preliminary materials.

[X] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        $765,631

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        Form S-4

        ------------------------------------------------------------------------

     (3)  Filing Party:

        Burlington Resources Inc.

        ------------------------------------------------------------------------

     (4)  Date Filed:

        August 1, 1997

        ------------------------------------------------------------------------

        [BURLINGTON RESOURCES LOGO]             [LL&E LOGO]



                              Merger Presentation

                             September/October 1997



        This supplementary material should be preceded or accompanied by a copy of the Joint Proxy Statement/Prospectus dated September 15, 1997

THE SUPER INDEPENDENT
--------------------------------------------------------------------------------

                      MODEL FOR 21ST CENTURY INDEPENDENT

        o       DIVERSIFIED ASSET BASE/CRITICAL MASS
        o       WELL BALANCED RISK PORTFOLIO
        o       FINANCIAL MUSCLE
        o       STRONG EXPLORATION/ENGINEERING SKILLS
        o       INTERNATIONAL KNOW-HOW
        o       ESTABLISHED STRONGHOLDS IN KEY AREAS


[BURLINGTON RESOURCES LOGO]                                    [LL&E LOGO]

                                   THE NEW

                         [BURLINGTON RESOURCES LOGO]

                                   'SUPER'
                                 INDEPENDENT


                        [GRAPHIC - ARROWS POINTING UP]


[BURLINGTON RESOURCES LOGO]                            [LL&E LOGO]

EXCELLENT COMBINATION
================================================================================
                BR                                      LL&E
                --                                      ----

        o FINANCIAL STRENGTH                    o WORLD CLASS INTERNATIONAL
                                                  EXPLORATION PORTFOLIO

        o STRONG EXPLOITATION                   o SEASONED EXPLORATION
          BACKGROUND                              STAFF

        o EMERGING EXPLORATION                  o DEEP WATER GOM
          PROGRAM                                 BLOCKS

        o GAS PROCESSING/MARKETING              o MADDEN UPSIDE
          EXPERIENCE                              POTENTIAL

        o LAND GRANT FEE ACREAGE                o LOUISIANA FEE ACREAGE

        o LONG-LIVED ASSET BASE                 o HIGH CASH FLOW GULF COAST/
                                                  OFFSHORE PROPERTIES

[BURLINGTON RESOURCES LOGO]                                         [LL&E LOGO]

BR/LL&E MERGER
--------------------------------------------------------------------------------

        o       APRIL '97 - PRELIMINARY DISCUSSIONS
        o       MAY - JUNE '97 - EVALUATION PHASE
        o       JULY 16, '97 - UNANIMOUS BOARD APPROVAL
        o       4TH QTR. '97 - SHAREHOLDER VOTE

[BURLINGTON RESOURCES LOGO]                                    [LL&E LOGO]

WORLD'S HOTTEST PLAYS
================================================================================




                        [WORLD MAP SHOWING FOUR OIL AND
                    GAS PLAYS -- DEEP WATER GOM, VENEZUELA,
                             ALGERIA AND INDONESIA]



[BURLINGTON RESOURCES]                                              [LL&E LOGO]

TRANSACTION SUMMARY
--------------------------------------------------------------------------------


        o STOCK FOR STOCK
        o 1.525 BR SHARES PER LLX SHARE
        o IMPLIED VALUE - $3 BILLION
        o TAX-FREE EXCHANGE
        o POOLING OF INTERESTS ACCOUNTING
        o SHAREHOLDER APPROVAL/CLOSING - OCTOBER 1997



[BURLINGTON RESOURCES LOGO]                                         [LL&E LOGO]

FINANCIAL STRENGTHS - PROFORMA
--------------------------------------------------------------------------------
                    As of 6/30/97

        DISCRETIONARY CASH FLOW*                $ 1.1 B
        CASH BALANCE                            $500 MM
        NET DEBT TO BOOK CAPITAL                     31%
        NET DEBT TO MARKET CAPITAL                   14%
        PROVED RESERVES (TCFE)                      7.7
        PRODUCTION (BCFE/D)                         2.2

--------------
* 12 Months 1996



[BURLINGTON RESOURCES LOGO]                                         [LL&E LOGO]

SYNERGIES
--------------------------------------------------------------------------------

        o ACCELERATED EXPLORATION AND DEVELOPMENT
        o INCREASED ASSET DIVERSIFICATION
        o OPTIMAL GROWTH VEHICLE
        o DEEP WATER GOM CRITICAL MASS
        o INTERNATIONAL ASSET POSITION & EXPERTISE
        o COST SAVINGS



[BURLINGTON RESOURCES LOGO]                                         [LL&E LOGO]

DIVERSIFIED RESERVE BASE
================================================================================


[ ]BR
[ ]LL&E
[ ]BOTH
           [WORLD MAP SHOWING LOCATIONS OF OIL AND GAS PROPERTIES]


                               RESERVES         PRODUCTION

                             [Pie Charts]      [Pie Charts]


                               [ ]DOMESTIC   [ ]INTERNATIONAL
                               [ ]GAS        [ ]OIL

[BURLINGTON RESOURCES LOGO]                                       [LL&E LOGO]

OPTIMUM RISK MIX
--------------------------------------------------------------------------------

        o       EXPLORATION
        o       DEVELOPMENT/EXPLOITATION

              [PYRAMID GRAPHIC SHOWING HIGH RISK, MEDIUM
                         RISK AND LOW RISK]

[BURLINGTON RESOURCES LOGO]                                          [LL&E LOGO]

                      WORLDWIDE RESERVES - INDEPENDENTS
    ---------------------------------------------------------------------------
                           TOTAL EQUIVALENT (TCFE)

    12 ------------------------------------------------------------------------




    10


        9.9
       -----
T    8
C               7.7
F              -----
E
     6


                        4.2
                       -----    4.0
     4                         -----   3.6    3.6   3.5
                                      -----  ----- -----  3.0
                                                         -----   2.9
                                                                -----
                                                                        2.6
                                                                       -----
     2


     0 ------------------------------------------------------------------------
        Unocal BR/LL&E Pioneer Enron Anadarko Oryx  UPR Apache Vastar UnionTX
   R/P    8.5    9.6     8.8    11.7   15.9   8.2   6.3  9.3    6.8     9.1

[BURLINGTON RESOURCES LOGO]        BR/LL&E - Mid-year 1997         [LL&E LOGO]
                                   Independents - Year end 1996

                      WORLDWIDE PRODUCTION - INDEPENDENTS
    ---------------------------------------------------------------------------
                            GAS EQUIVALENT (BCFED)

    3.5 ----------------------------------------------------------------------
         3.2
        -----

      3


    2.5
(B              2.2
 C              -----
 F    2
 E
 D)                     1.5
    1.5                -----
                              1.3    1.2    1.2
                             -----  -----  -----
      1                                            0.9   0.9
                                                  ----- -----
                                                                0.8
                                                                ----
                                                                         0.6
    0.5                                                                 -----

      0 -----------------------------------------------------------------------
        Unocal BR/LL&E  UPR  Pioneer Oryx  Vastar Enron Apache UnionTX Anadarko


[BURLINGTON RESOURCES LOGO]        BR/LL&E - Mid-year 1997         [LL&E LOGO]
                                   Independents - Year end 1996

                           DOMESTIC RESERVES - MAJORS
   ----------------------------------------------------------------------------
                                   GAS (TCFE)

     8 -----------------------------------------------------------------------
        7.2
     7 -----
 T
 C   6
 F
 E   5

     4          4.0
               -----
     3                3.5    3.4
                     -----  -----   2.9    2.9    2.9    2.4     2.2
     2                             -----  -----  -----  -----   -----
                                                                         0.2
     1                                                                  -----

     0 -------------------------------------------------------------------------
       BR/LL&E Unocal UPR Pioneer Enron  Vastar Anardako Oryx   Apache  UnionTX
   R/P   10.0   6.4   6.3  12.8   12.5   6.8      12.7    8.4     8.1      0



                                   BR/LL&E - Mid-year 1997
[BURLINGTON RESOURCES LOGO]        Majors - Year end 1996            [LL&E LOGO]

                          Domestic Production (BCFED)
    ---------------------------------------------------------------------------
                                 INDEPENDENTS

         ----------------------------------------------------------------------
 B    2  2.0
 C      -----
 F
 E               1.7
 D              -----

    1.6                  1.5
                        -----


    1.2                        1.2
                              -----

    0.8                             0.8
                                   -----  0.7   0.7
                                        ------ -----
                                                      0.6      0.6
                                                    ------   ------


    0.4


                                                                         0
      0 ----------------------------------------------------------------------
        BR/LL&E Unocal UPR Vastar  Oryx Apache Pioneer Enron Anadarko UnionTX

                                 BR/LL&E - Mid-year 1997
                                 Independents - Year End 1996

[BURLINGTON RESOURCES LOGO]                                       [LL&E LOGO]

TECHNOLOGICAL EXPERTISE
--------------------------------------------------------------------------------

o       COALBED METHANE RECOVERY
o       3D SEISMIC
o       HORIZONTAL DRILLING
o       SOUR GAS TREATING
o       DEEP WATER GOM
o       ULTRA DEEP DRILLING
o       INTEGRATED E&P DATABASE

                                   [GRAPHIC]


[BURLINGTON RESOURCES LOGO]                                          [LL&E LOGO]

AREAS OF OPERATIONS
--------------------------------------------------------------------------------



                [GRAPHIC -- SAN JUAN, GULF OF MEXICO OFFSHORE,
              MID-CONTINENT, GULF COAST ONSHORE AND INTERNATIONAL]

                        PRODUCTION = 2.2 BCFED
                        RESERVES   = 7.7 TCFE
                        CAPITAL    = $1 BILLION

              PRODUCTION, RESERVES @ 6/97; 1997 ESTIMATED CAPITAL


[BURLINGTON RESOURCES LOGO]                                          [LL&E LOGO]

SAN JUAN
-------------------------------------------------------------------------------


                      [GRAPHIC -- COLORADO AND NEW MEXICO]

                           PRODUCTION = 800 MMCFED (37%)
                           RESERVES   = 3.5 TCFE (46%)
                           CAPITAL    = $100 MM (9%)

              PRODUCTION, RESERVES @ 6/97; 1997 ESTIMATED CAPITAL


[BURLINGTON RESOURCES LOGO]                                         [LL&E LOGO]

SAN JUAN BASIN
-------------------------------------------------------------------------------



                                   [GRAPHIC]


                                                1997          DEPTH IN
                                              PROJECTS           FEET
FRUITLAND COAL/PICTURED CLIFFS                  106             3,000 +
MESAVERDE                                       115             6,000 +
DAKOTA                                           10             8,000 +
PENNSYLVANIAN
  LESS THAN 30 PENETRATIONS                       2            11,000 +
PRE CAMBRIAN BASEMENT

                        [LINE GRAPH--NET ANNUAL VOLUMES]



[BURLINGTON RESOURCES LOGO]                                         [LL&E LOGO]

MID-CONTINENT
-------------------------------------------------------------------------------


                       [MAP GRAPHIC -- ROCKIES AREA, WIND
                          RIVER BASIN, ANADARKO BASIN
                               AND PERMIAN BASIN]

                          PRODUCTION: 430 MMCFED (20%)
                          RESERVES:   2.3 TCFE (30%)
                          CAPITAL:    $300 MM (28%)

              PRODUCTION, RESERVES AT 6/97; 1997 ESTIMATED CAPITAL

[BURLINGTON RESOURCES LOGO]                                         [LL&E LOGO]

RED RIVER PLAY
--------------------------------------------------------------------------------


                     [GRAPHIC -- TREND OUTLINE, EAST LOOKOUT
                         BUTTE UNIT, CEDAR HILLS FIELD
                           AND CEDAR CREEK ANTICLINE]

                    F/D COST                  $3.00/BO
                    CURRENT NET PRODUCTION + 9,000 BOPD
                    [ ] MINERAL INTEREST
                    [ ] LEASED INTEREST

[BURLINGTON RESOURCES LOGO]                                         [LL&E LOGO]

MADDEN FIELD
--------------------------------------------------------------------------------
                         MADISON DEVELOPMENT PROGRAM


                        [GRAPHIC -- MADISON FORMATION]


[BURLINGTON RESOURCES LOGO]                                          [LL&E LOGO]

WIND RIVER BASIN
--------------------------------------------------------------------------------
                               EXPLORATION AREAS

                         [GRAPHIC -- EXPLORATION AREAS]

[BURLINGTON RESOURCES LOGO]                                         [LL&E LOGO]

PERMIAN BASIN EXPLORATION
--------------------------------------------------------------------------------

                        [MAP GRAPHIC -- PERMIAN BASIN]


[BURLINGTON RESOURCES LOGO]                                       [LL&E LOGO]

GULF COAST - ONSHORE
--------------------------------------------------------------------------------
                                 [MAP GRAPHIC]

                          PRODUCTION = 260 MMCFED (12%)
                          RESERVES   = .6 TCFE (8%)
                          CAPITAL    = $130 MM (12%)

              Production, Reserves @ 6/97; 1997 Estimated Capital


[BURLINGTON RESOURCES LOGO]                                         [LL&E LOGO]

SOUTH LOUISIANA
--------------------------------------------------------------------------------
                               AREAS OF ACTIVITY

                       [MAP GRAPHIC -- SOUTH LOUISIANA]

[BURLINGTON RESOURCES LOGO]                                       [LL&E LOGO]

SOUTH TEXAS
--------------------------------------------------------------------------------
                               AREAS OF ACTIVITY

                          [MAP GRAPHIC -- SOUTH TEXAS]

[BURLINGTON RESOURCES LOGO]                                       [LL&E LOGO]

GULF OF MEXICO
--------------------------------------------------------------------------------

                        [MAP GRAPHIC -- GULF OF MEXICO]

                         PRODUCTION = 500 MMCFED (23%)
                         RESERVES   = .8 TCFE (10%)
                         CAPITAL    = $450 MM (42%)

              PRODUCTION, RESERVES @ 6/97; 1997 ESTIMATED CAPITAL


[BURLINGTON RESOURCES LOGO]                                       [LL&E LOGO]

GULF OF MEXICO - SHELF
--------------------------------------------------------------------------------

                              LEASEHOLD POSITION



                       [GULF COAST MAP -- SHELF LEASES]





[BURLINGTON RESOURCES LOGO]                                         [LL&E LOGO]

GULF OF MEXICO - DEEP WATER
--------------------------------------------------------------------------------

                              LEASEHOLD POSITION



                      [MAP GRAPHIC -- DEEP WATER LEASES]




[BURLINGTON RESOURCES LOGO]                                         [LL&E LOGO]

INTERNATIONAL
--------------------------------------------------------------------------------

                 [MAP GRAPHICS -- NORTH SEA, TUNISIA, ALGERIA,
                       VENEZUELA, COLOMBIA AND INDONESIA]

                         PRODUCTION = 190 MMCFED (9%)
                         RESERVES   = .5 TCFE (6%)
                         CAPITAL    = $80 MM (8%)

              PRODUCTION, RESERVES AT 6/97, 1997 ESTIMATED CAPITAL

[BURLINGTON RESOURCES LOGO]                                          [LL&E LOGO]

NORTH SEA
--------------------------------------------------------------------------------
                             BRAE, T-BLOCK AND CLAM

                          [MAP GRAPHIC -- NORTH SEA]


[BURLINGTON RESOURCES LOGO]                                          [LL&E LOGO]

ALGERIA
--------------------------------------------------------------------------------

                           BLOCK 405 MENZEL LEJMAT


                      [MAP GRAPHIC -- ALGERIA BLOCK 405]







[BURLINGTON RESOURCES LOGO]                                         [LL&E LOGO]

ALGERIA
--------------------------------------------------------------------------------

                             BLOCK 215 OULED N'SIR


                      [MAP GRAPHIC -- ALGERIA BLOCK 215]






[BURLINGTON RESOURCES LOGO]                                         [LL&E LOGO]

VENEZUELA
--------------------------------------------------------------------------------

                         DELTA CENTRO SEISMIC PROGRAM


                   [MAP GRAPHIC -- VENEZUELA DELTA CENTRO]


[WORKING INTEREST GRAPH]

LL&E (OPERATOR)                         35%
NORCEN                                  35%
BENTON OIL & GAS                        30%


[BURLINGTON RESOURCES LOGO]                                         [LL&E LOGO]

                                   THE NEW
                          [BURLINGTON RESOURCES LOGO]

--------------------------------------------------------------------------------

                             o ASSETS OF A MAJOR
                                o CRITICAL MASS
                                o DIVERSITY
                                o FINANCIAL STRENGTH

                             o MINDSET OF AN INDEPENDENT
                                o ENTREPRENEURIAL EXPERTISE
                                o FLEXIBILITY
                                o SPEED


[BURLINGTON RESOURCES LOGO]                                         [LL&E LOGO]

[BURLINGTON RESOURCES LOGO]                                         [LL&E LOGO]



                           Forward Looking Statements

This presentation contains projections and other forward looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These projections and statements reflect each Company's current views with respect to future events and financial performance. No assurances can be given, however, that these events will occur or that these projections will be achieved, and actual results could differ materially from those projected as result of certain factors. A discussion of these factors is included in each Company's periodic reports filed with the Securities and Exchange Commission.

INTERNATIONAL OPERATIONS
--------------------------------------------------------------------------------

[MAP GRAPHIC -- NORTH SEA, EAST IRISH SEA, CLAM, ALGERIA, TUNISIA, VENEZUELA, COLOMBIA, INDONESIA AND PAPUA NEW GUINEA]


[BURLINGTON RESOURCES LOGO]                                         [LL&E LOGO]

NORTH SEA
--------------------------------------------------------------------------------



            [MAP GRAPHIC -- BRAE, T-BLOCK, CLAM AND EAST IRISH SEA]







[BURLINGTON RESOURCES LOGO]                                         [LL&E LOGO]

EAST IRISH SEA
--------------------------------------------------------------------------------



                     [MAP GRAPHIC -- EAST IRISH SEA FIELDS]



[BURLINGTON RESOURCES LOGO]                                         [LL&E LOGO]

EAST IRISH SEA
--------------------------------------------------------------------------------


     o  Undeveloped Fields with Nearby Infrastructure

     o  Operated with 99% Equity Interest

     o  Fast-Track Development Opportunities

     o  GOM Technology Applications

     o  Exploration Upside

     o  Complements LL&E North Sea Portfolio






[BURLINGTON RESOURCES LOGO]                                         [LL&E LOGO]

U.K. NATURAL GAS MARKET
--------------------------------------------------------------------------------



     o  Imminent Deregulation

     o  More Term Transactions

     o  Accessibility to Europe






[BURLINGTON RESOURCES LOGO]                                         [LL&E LOGO]

U.K. NORTH SEA
--------------------------------------------------------------------------------




                       [MAP GRAPHIC -- BRAE AND T-BLOCK]







[BURLINGTON RESOURCES LOGO]                                         [LL&E LOGO]

BRAE AREA
--------------------------------------------------------------------------------




                 [MAP GRAPHIC -- THIRD PARTY CONTRACTED FIELDS]







[BURLINGTON RESOURCES LOGO]                                         [LL&E LOGO]

DUTCH NORTH SEA
--------------------------------------------------------------------------------




                       [GRAPHIC -- PRODUCTION OPERATIONS]







[BURLINGTON RESOURCES LOGO]                                         [LL&E LOGO]

OFFSHORE INDONESIA
--------------------------------------------------------------------------------



                  [GRAPHIC -- KAKAP AREA AND KAKAP CONCESSION]







[BURLINGTON RESOURCES LOGO]                                         [LL&E LOGO]

ALGERIA
--------------------------------------------------------------------------------




          [GRAPHIC -- BLOCKS 215 AND 405 AND PIPELINE INFRASTRUCTURE]







[BURLINGTON RESOURCES LOGO]                                         [LL&E LOGO]

ALGERIA
--------------------------------------------------------------------------------




                       [GRAPHIC -- BLOCK 215 OULED N'SIR]




        One-1
        SPUD 6/97

[BURLINGTON RESOURCES LOGO]                                         [LL&E LOGO]

ALGERIA
--------------------------------------------------------------------------------




                      [GRAPHIC -- BLOCK 405 MENZEL LEJMAT]



    MLN 3-D SURVEY
    COMMENCED 10/97

    MLN-4 WELL
    - SPUD 9/97

    MLSE-1 WELL
    - SPUD 12/97



[BURLINGTON RESOURCES LOGO]                                         [LL&E LOGO]

ALGERIA
--------------------------------------------------------------------------------




                      [GRAPHIC -- BLOCK 405 - MLN AREA]







[BURLINGTON RESOURCES LOGO]                                         [LL&E LOGO]

ALGERIA
--------------------------------------------------------------------------------

                         [GRAPHIC -- QOUBBA FIELD]










[BURLINGTON RESOURCES LOGO]                                         [LL&E LOGO]

ALGERIA
--------------------------------------------------------------------------------

              [GRAPHIC -- KEY EVENTS - QOUBBA FIELD AND MLN FIELD]










[BURLINGTON RESOURCES LOGO]                                         [LL&E LOGO]

ALGERIA
--------------------------------------------------------------------------------

              [GRAPHIC -- PROPOSED 1998 DRILLING SCHEDULE]










[BURLINGTON RESOURCES LOGO]                                         [LL&E LOGO]

ALGERIA
--------------------------------------------------------------------------------
                                  1997 Summary

MLN        -  Drilled 2 Development Wells
           _  Initiated 807 sq. km 3D Seismic Program

MLNE       -  Drilled MLNE-2 as Water Injection Well
           -  Accepted as Participant in Qoubba Unit,
                Block 405 Interest 5.7%

Block 215  -  Drilled and Evaluating Obligation
                Wildcat Well ONE-1

[BURLINGTON RESOURCES LOGO]                                         [LL&E LOGO]

ALGERIA
--------------------------------------------------------------------------------
                                 1998 STRATEGY


o  Accelerate Exploration Program Drill Five Exploration Wells in 1998

o Submit Exploitation License Application (E.L.A.) for MLN Field Development - Begin Engineering Design and Equipment Procurement of Field Facilities

o  Continue to Support Qoubba Field Development



[BURLINGTON RESOURCES LOGO]                                          [LL&E LOGO]

VENEZUELA
--------------------------------------------------------------------------------




                       [MAP GRAPHIC -- MAJOR FACILITIES]







[BURLINGTON RESOURCES LOGO]                                         [LL&E LOGO]

VENEZUELA
--------------------------------------------------------------------------------

                 [MAP GRAPHIC -- DELTA CENTRO SEISMIC PROGRAM]







[BURLINGTON RESOURCES LOGO]                                         [LL&E LOGO]

EASTERN VENEZUELA
--------------------------------------------------------------------------------




         [GRAPHIC -- SCHEMATIC CROSS-SECTION OF KNOWN OIL DISTRIBUTION]







[BURLINGTON RESOURCES LOGO]                                         [LL&E LOGO]

VENEZUELA
--------------------------------------------------------------------------------

                      [GRAPHIC -- 1997 SEISMIC PROGRAM]







[BURLINGTON RESOURCES LOGO]                                         [LL&E LOGO]

VENEZUELA
--------------------------------------------------------------------------------




                  [GRAPHIC -- 3-D SURVEY MIGRATED FIELD STACK]







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VENEZUELA
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                    [GRAPHIC -- DELTA CENTRO TIME SCHEDULE]



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VENEZUELA
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                                    STRATEGY

         DELTA CENTRO
         ------------

             o  Acquire high quality seismic on trend with Lagoven discoveries

             o  Identify prospect inventory by 4Q'97

             o  Optimize probability of success

             o  Complete drilling commitment in '98/'99

             o  Minimize environmental impact


         OTHER AREAS
         -----------

             o  Evaluate reactivation opportunities

             o  Develop synergistic partnerships




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VENEZUELA
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                               INDUSTRY ACTIVITY

                      [MAP GRAPHIC -- EASTERN VENEZUELA]







[BURLINGTON RESOURCES LOGO]                                         [LL&E LOGO]